                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-6072

                        SCUDDER TREASURY MONEY PORTFOLIO
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Treasury Money Fund Institutional

Semiannual Report
to Shareholders

June 30, 2004

Contents

<Click Here> Portfolio Management Review

Treasury Money Fund Institutional

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Scudder Treasury Money Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Darlene M. Rasel discusses the market environment and the portfolio team's approach to managing Treasury Money Fund Institutional during the fund's most recent semiannual period ended June 30, 2004.

Q: Will you discuss the market environment for the fund during the six-month period ended June 30?

A: At the start of 2004, with economic recovery beginning to gather momentum, the market's focus turned to job creation. With every monthly announcement by the government during the first quarter of 2004, investors grew more and more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.1 At its meetings during the first quarter, the Fed held short-term interest rates steady, and the market's forecast for the start of Federal Reserve tightening was pushed back to late 2004 or early 2005.

1 LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Then, in early April, fixed income markets experienced a dramatic turnaround as the government reported that the economy had created more than 300,000 new jobs in March. With this surprising news, short-term interest rates as represented by the one-year LIBOR rate spiked from 1.35% to 1.85%. Expectations concerning the timing of a shift in Fed policy also changed, with many market participants now expecting federal funds rate increases as early as June. The May jobs report was also strong, and the Fed hinted that it would change its policy and begin to raise interest rates "at a measured pace" in the near future. Markets once again reacted swiftly, with the LIBOR rate rising as high as 2.26%. The Fed finally acted during its late June meetings, raising the federal funds rate by 25 basis points and stating that it would conduct its credit tightening program "at a pace that is likely to be measured."

Q: In light of market conditions during the period, what has been the fund's strategy?

A: At present, many investors are waiting out a range-bound stock market and the Federal Reserve's well-telegraphed interest rate hikes, and they have led a "flight to quality" into government money market securities. For this reason, Treasury bills have become more expensive, and we have increased the fund's allocation in repurchase agreements. In addition, we have shortened the weighted average maturity of the portfolio as a hedge against a rising interest rate environment. We will continue to monitor economic and inflation indicators to help us forecast the speed at which interest rates may rise.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield
7-day current yield
June 30, 2004	0.91%*
December 31, 2003	0.77%*

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 0.88% as of June 30, 2004 and 0.66% as of December 31, 2003.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at moneyfunds.deam-us.db.com for the product's most recent month-end performance.

Q: How did the fund perform over the semiannual period?

A: During the six-month period ended June 30, 2004, Treasury Money Fund Institutional's seven-day annualized yield increased from 0.77% on December 31, 2003 to 0.91% on June 30, 2004. For the six-month period ended June 30, Treasury Money Fund Institutional returned 0.41%, compared with the 0.29% average return of the iMoneyNet US Treasury and Repo Institutional Money Funds Average.2 Yields are historical, do not guarantee future results and will fluctuate.

2 iMoneyNet US Treasury and Repo Institutional Money Funds average is compiled by iMoneyNet, Inc., an independent money market fund rating services, and includes retail money market funds containing only US Treasury Bill and repurchase agreements backed by US Treasury bills.

Q: What detracted from performance during the period?

A: The swift increase in job growth announced in early April came as a surprise, as we've said. At the time, we were anticipating a federal funds rate increase in August at the earliest. The news about jobs, and the market's reaction in raising short-term interest rates dramatically, detracted from performance, as the average maturity for the fund was longer than it would have been if we were expecting a shift in Fed policy sooner than August. If we had anticipated that the Fed would switch policy in June, we would have exercised additional caution and waited longer to extend maturity.

Q: Do you foresee any change in your management strategies?

A: We plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investment in the Scudder Treasury Money Portfolio	$ 386,866,691
Receivable for Fund shares sold	667,976
Other assets	18,307
Total assets	387,552,974
Liabilities
Dividends payable	16,738
Payable for Fund shares redeemed	62,703
Accrued administrator service fee	5,815
Other accrued expenses and payables	20,527
Total liabilities	105,783
Net assets, at value	$ 387,447,191
Net Assets
Net assets consist of: Undistributed net investment income	41,690
Accumulated net realized gain (loss)	(5,872)
Paid-in capital	387,411,373
Net assets, at value	$ 387,447,191
Net Asset Value
Net assets applicable to shares outstanding	$ 387,447,191
Shares outstanding ($.001 par value per share, unlimited number of shares authorized)	387,403,293
Net Asset Value, offering and redemption price per share	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Total investment income allocated from the Scudder Treasury Money Portfolio: Interest	$ 2,168,025
Dividends	46,621
Expenses(a)	(424,268)
Net investment income allocated from the Scudder Treasury Money Portfolio	1,790,378
Expenses: Administrator service fee	105,933
Auditing	12,030
Legal	5,491
Trustees' fees and expenses	3,113
Reports to shareholders	3,231
Registration fees	16,294
Other	6,552
Total expenses, before expense reductions	152,644
Expense reductions	(47,966)
Total expenses, after expense reductions	104,678
Net investment income	1,685,700
Net realized gain (loss) from investments	(5,872)
Net increase (decrease) in net assets resulting from operations	$ 1,679,828

a For the six months ended June 30, 2004, the Advisor to the Scudder Treasury Money Portfolio waived fees, of which $43,359 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 1,685,700	$ 5,683,038
Net realized gain (loss) on investment transactions	(5,872)	8,850
Net increase (decrease) in net assets resulting from operations	1,679,828	5,691,888
Distributions to shareholders from: Net investment income	(1,720,315)	(5,682,906)
Net realized gains	-	(1,537)
Fund share transactions: Proceeds from shares sold	1,370,993,594	3,513,711,826
Reinvestment of distributions	1,484,268	5,742,149
Cost of shares redeemed	(1,606,192,027)	(3,478,944,794)
Net increase (decrease) in net assets from Fund share transactions	(233,714,165)	40,509,181
Increase (decrease) in net assets	(233,754,652)	40,516,626
Net assets at beginning of period	621,201,843	580,685,217
Net assets at end of period (including undistributed net investment income of $41,690 and $76,305, respectively)	$ 387,447,191	$ 621,201,843
Other Information
Shares outstanding at beginning of period	621,118,815	580,608,282
Shares sold	1,370,992,590	3,513,711,826
Shares issued to shareholders in reinvestment of distributions	1,484,268	5,742,149
Shares redeemed	(1,606,192,380)	(3,478,943,442)
Net increase (decrease) in Fund shares	(233,715,522)	40,510,533
Shares outstanding at end of period	387,403,293	621,118,815

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Treasury Money Fund Institutional
Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.004	.009	.015	.04	.06	.05
Net realized gain (loss) on investment transactions[b]	-	-	-	-	-	-
Total from investment operations	.004	.009	.015	.04	.06	.05
Less distributions from: Net investment income	(.004)	(.009)	(.015)	(.04)	(.06)	(.05)
Net realized gain on investment transactions	-	-[b]	-[b]	-	-	-
Total distributions	(.004)	(.009)	(.015)	(.04)	(.06)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[c]	.41**	.91	1.55	3.85	6.12	4.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	387	621	581	527	1,089	1,968
Ratio of expenses before expense reductions (including expenses allocated from the Scudder Treasury Money Portfolio) (%)	.29*	.28	.27	.27	.27	.26
Ratio of expenses after expense reductions (including expenses allocated from the Scudder Treasury Money Portfolio) (%)	.25*	.25	.25	.25	.25	.25
Ratio of net investment income (%)	.80*	.90	1.51	3.95	5.91	4.72
[a] For the six months ended June 30, 2004 (Unaudited). [b] Amount is less than $.0005 per share. [c] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

Treasury Money Fund Institutional (the "Fund"), a diversified series of Scudder Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Scudder Treasury Money Portfolio (the "Portfolio"), an open-end management investment company registered under the 1940 Act and advised by Deutche Asset Management, Inc. ("DeAM, Inc."). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Prospectus and Statement of Additional Information.

At June 30, 2004, the Fund owned approximately 70% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

C. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

D. Distributions of Income

The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

E. Other

The Fund receives a daily allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses that are attributed to the Trust are allocated among the funds in the Trust based on their respective net assets.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG. The Fund pays the Administrator an annual fee ("Administrator service fee") based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%.

For the six months ended June 30, 2004, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the Fund at 0.25% of the average daily net assets, including expenses of the Portfolio.

Accordingly, for six months ended June 30, 2004, the Fund did not impose a portion of its Administrator Service Fee as follows:

	Total Aggregated	Amount Waived	Annualized Effective Rate
Treasury Money Fund Institutional	$ 105,933	$ 47,966.03%

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3-Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At June 30, 2004, there were two shareholders who held approximately 27% of the outstanding shares of the Fund.

Note 4-Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Investment Portfolio as of June 30, 2004 (Unaudited)

Scudder Treasury Money Portfolio

	Principal Amount ($)	Value ($)

US Government Backed 41.1%
US Treasury Bills:
1.08%*, 7/1/2004	10,301,000	10,301,000
1.355%*, 11/26/2004	23,800,000	23,667,421
1.608%*, 12/9/2004	25,000,000	24,820,272
US Treasury Notes:
2.0%, 11/30/2004	49,000,000	49,168,888
2.125%, 8/31/2004	72,500,000	72,605,727
5.875%, 11/15/2004	46,000,000	46,815,475
Total US Government Backed (Cost $227,378,783)		227,378,783

Repurchase Agreements 58.9%
BNP Paribas, 1.3%, dated 6/30/2004, to be repurchased at $50,001,806 on 7/1/2004 (b)	50,000,000	50,000,000
Credit Suisse First Boston Corp., 1.26%, dated 6/30/2004, to be repurchased at $101,426,472 on 7/1/2004 (c)	101,422,922	101,422,922
J.P. Morgan Chase, Inc., 1.3%, dated 6/30/2004, to be repurchased at $25,000,903 on 7/1/2004 (d)	25,000,000	25,000,000
Morgan Stanley, 1.26%, dated 6/30/2004, to be repurchased at $25,000,875 on 7/1/2004 (e)	25,000,000	25,000,000
Warburg, 1.3%, dated 6/30/2004, to be repurchased at $25,000,903 on 7/1/2004 (f)	25,000,000	25,000,000
Westdeutsche Landesbank Gironzentrale, 1.375%, dated 6/30/2004, to be repurchased at $100,003,819 on 7/1/2004 (g)	100,000,000	100,000,000
Total Repurchase Agreements (Cost $326,422,922)		326,422,922
Total Investment Portfolio - 100.0% (Cost $553,801,705) (a)		553,801,705

* Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $553,801,705.
(b) Collateralized by $51,183,000 US Treasury Note, 1.875%, maturing on 1/31/2006 with a value of $51,000,027.
(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Worth ($)

52,738,000	US Treasury STRIP, Principal only	-	11/15/2011	37,710,306
54,493,000	US Treasury STRIP, Principal only	-	2/15/2018	25,984,441
56,211,000	US Treasury STRIP, Principal only	-	8/15/2021	21,398,403
33,096,500	US Treasury STRIP, Principal only	-	5/15/2026	9,455,670
31,615,000	US Treasury STRIP, Principal only	-	8/15/2026	8,903,733
Total Collateral Value				103,452,553

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Worth ($)

790,000	US Treasury STRIP, Principal only	-	11/15/2015	424,259
10,555,000	US Treasury STRIP, Principal only	-	5/15/2017	5,299,582
23,517,000	US Treasury STRIP, Principal only	-	8/15/2020	9,501,573
22,919,000	US Treasury STRIP, Principal only	-	5/15/2019	10,275,212
Total Collateral Value				25,500,626

(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Worth ($)

2,340,000	US Treasury STRIP, Principal only	-	8/15/2006	2,201,589
18,066,000	US Treasury STRIP, Principal only	-	2/15/2007	16,623,283
7,422,000	US Treasury STRIP, Principal only	-	8/15/2007	6,675,718
Total Collateral Value				25,500,590

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Worth ($)

80,000	US Treasury Bill	0.94	7/1/2004	79,995
21,526,000	US Treasury Inflation Index	3.375	1/15/2012	25,420,412
Total Collateral Value				25,500,407

(g) Collateralized by $99,303,514 GNMA Securities, 6.0%, maturing on 12/15/2033 with a value of $102,000,000.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at amortized cost	$ 227,378,783
Repurchase agreements, at amortized cost	326,422,922
Total investments in securities, at amortized cost	553,801,705
Interest receivable	954,954
Other assets	8,872
Total assets	554,765,531
Liabilities
Accrued advisory fee	74,374
Accrued adminstrator service fee	30,527
Other accrued expenses and payables	18,120
Total liabilities	123,021
Net assets, at value	$ 554,642,510

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004 (Unaudited)
Investment Income
Income: Interest	$ 3,447,055
Dividends	66,661
Total income	3,513,716
Expenses: Advisory fee	505,061
Administrator service fee	168,604
Auditing	21,775
Legal	8,110
Trustees' fees and expenses	18,551
Other	23,030
Total expenses, before expense reductions	745,131
Expense reductions	(71,969)
Total expenses, after expense reductions	673,162
Net investment income	2,840,554
Net realized gain (loss) from investment transactions	(9,573)
Net increase (decrease) in net assets resulting from operations	$ 2,830,981

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004 (Unaudited)	Year Ended December 31, 2003
Operations: Net investment income	$ 2,840,554	$ 7,962,131
Net realized gain (loss) on investment transactions	(9,573)	10,790
Net increase (decrease) in net assets resulting from operations	2,830,981	7,972,921
Capital transaction in shares of beneficial interest: Proceeds from capital invested	1,450,636,464	4,114,135,295
Value of capital withdrawn	(1,735,315,430)	(4,080,714,147)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(284,678,966)	33,421,148
Increase (decrease) in net assets	(281,847,985)	41,394,069
Net assets at beginning of period	836,490,495	795,096,426
Net assets at end of period	$ 554,642,510	$ 836,490,495

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	555	836	795	811	1,431	2,529
Ratio of expenses before expense reductions (%)	.22*	.21	.21	.21	.21	.20
Ratio of expenses after expense reductions (%)	.20*	.20	.20	.20	.20	.20
Ratio of net investment income (%)	.84*	.95	1.56	3.94	5.95	4.76
Total Return (%)[b,c]	.44**	.96	1.60	-	-	-
[a] For the six months ended June 30, 2004 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Total return for the Portfolio was derived from the performance of Treasury Money Fund Institutional.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Organization and Significant Accounting Policies

A. Organization

The Scudder Treasury Money Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

B. Security Valuation

The Portfolio's securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

C. Repurchase Agreements

The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

D. Federal Income Taxes

The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Under the Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the six months ended June 30, 2004, the Advisor and Administrator maintained the annualized expenses at not more than 0.20% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended June 30, 2004, the Portfolio did not impose $69,198 of its Advisory fee. For the six months ended June 30, 2004, the Advisory fee was equivalent to an annualized effective rate of 0.13% of the Portfolio's average daily net assets.

For the six months ended June 30, 2004, the Advisor had agreed to reimburse the Portfolio an additional $2,771 for expenses.

Investment Company Capital Corp. ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. The Portfolio pays the Administrator an annual fee ("Administrator service fee") based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.05%.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3-Line of Credit

The Portfolio and several other affiliated funds (the "Participants") shared in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

Note 4-Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAm funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
Nasdaq Symbol	BTRXX
CUSIP Number	811162 304
Fund Number	542

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and Deutsche Asset Management mutual funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Deutsche Asset Management
Attention: Correspondence
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                     Scudder Treasury Money Portfolio

By:                             /s/Julian Sluyters
                                ---------------------------
                                Julian Sluyters
                                Chief Executive Officer

Date:                           August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                     Scudder Treasury Money Portfolio

By:                             /s/Julian Sluyters
                                ---------------------------
                                Julian Sluyters
                                Chief Executive Officer

Date:                           August 23, 2004

By:                             /s/Charles A. Rizzo
                                ---------------------------
                                Charles A. Rizzo
                                Chief Financial Officer

Date:                           August 23, 2004